Exhibit 10.21

Execution Version

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“Agreement”) is executed on October 31, 2023 by American Gene Technologies International Inc., a Delaware corporation (together with its successors and assigns, “Grantor”), in favor of Wilmington Trust, National Association, a national banking association, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) on behalf of the Investors listed on the signature pages hereof.

RECITALS

A. Grantor issued senior secured convertible promissory notes as amended, modified or otherwise supplemented from time to time, (each a “Note” and collectively, the “Notes”) to the Investors pursuant to that certain Senior Secured Convertible Promissory Note Purchase Agreement, dated as of the date hereof (as amended and restated from time to time) (the “Purchase Agreement”).

B. Certain of the Investors have agreed to extend credit to Grantor in the amounts and manner set forth in the Purchase Agreement. Capitalized terms used herein are used as defined in the Purchase Agreement. The Investors are willing to extend credit to Grantor pursuant to the Notes, but only upon the condition, among others, that Grantor shall grant to the Collateral Agent, on behalf of the Investors (i) a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) and (ii) a security interest in certain collateral of the Grantor, as set forth in that certain Security Agreement entered into on the date hereof (the “Security Agreement”), in each case, to secure the obligations of Grantor under the Notes.

C. Pursuant to the terms of the Security Agreement, Grantor has granted to the Collateral Agent on behalf of the Investors a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral (as defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Purchase Agreement and the Notes, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1. Grant of Security Interest. To secure its obligations under the Purchase Agreement and the Notes, Grantor grants and pledges to the Collateral Agent, on behalf of the Investors, a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”), provided that the term “Intellectual Property Collateral” shall not include intent-to-use trademark applications until such time as a statement of use is filed with the U.S. Patent and Trademark Office with respect to such intent-to-use trademark application;

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2. Recordation. Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement, provided that the Collateral Agent agrees that the Grantor shall not record this agreement against any intent-to-use trademark applications.

3. Authorization. Grantor hereby authorizes the Collateral Agent (acting at the direction of Majority Note Holders) to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to add any Intellectual Property Collateral which Grantor obtains subsequent to the date of this Agreement, and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property Collateral.

4. Transaction Documents. This Agreement has been entered into pursuant to and in conjunction with the Purchase Agreement and the Security Agreement. The provisions of the Security Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Investors with respect to the Intellectual Property Collateral are as provided by the Security Agreement, and nothing in this Agreement shall be deemed to limit such rights and remedies.

5. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

6. Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7. Additional Investors. Notwithstanding anything to the contrary contained herein, if the Grantor issues additional Notes after the date hereof, any Investor of such Notes may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed a “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as a “Investor” hereunder.

8. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

9. Concerning the Collateral Agent. Wilmington Trust, National Association is entering this Agreement solely in its capacity as Collateral Agent under the Security Agreement and not in its individual capacity. In acting hereunder, the Collateral Agent shall be entitled to the rights, privileges, immunities and indemnities set forth in the Security Agreement, as if such rights, privileges, immunities and indemnities were set forth herein.

Signature Pages Follow.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

AMERICAN GENE TECHNOLOGIES INTERNATIONAL INC.

By:
Name:
Title:

COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

INVESTOR

[●]

By:
Name:
Title:

EXHIBIT A

Copyrights

EXHIBIT B

Patents

EXHIBIT C

Trademarks

EXHIBIT D

Mask Works